Exhibit 10.23

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

AMENDED AGREEMENT

This AMENDED AGREEMENT (“Agreement”) is effective this 30th day of September, 2004, by and between Hoku Scientific, Inc. (“HOKU”), whose address is 2153 North King Street, Suite 300, Honolulu, Hawaii 96819, United States of America, and Sanyo Electric Company, Ltd. (“SANYO”), whose address is 1-18-13, Hashiridani Hirakata-City, Osaka 573-8534, Japan. HOKU and SANYO are sometimes referred to herein individually as a “Party” and collectively as “the Parties”.

WHEREAS, HOKU and SANYO are parties to that certain Agreement dated March 17, 2003 (the “Original Agreement”);

WHEREAS, Phase I and Phase II of the Original Agreement (as defined therein) have been substantially completed, and each Party has substantially satisfied its obligations with respect to Phase I and Phase II of the Original Agreement; and

WHEREAS, pursuant to Section 25 of the Original Agreement, the Parties desire to amend the Original Agreement as set forth herein to revise the Phase III goals and to clarify each Party’s intellectual property rights.

NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements hereinafter contained, the parties hereto agree as follows:

1.	Definitions.

a.	Catalyst: Catalyst is a component of the Fuel Cell that helps to initiate and maintain the electrochemical reaction needed to generate electricity. Catalyst is typically precious metals-based but may consist of other low cost materials.

b.	Catalyst Binding: Catalyst Binding means the process used to attach the Catalyst to the Catalyst Support.

c.	Catalyst Support: Catalyst Support is the backing used to support the Catalyst in the context of a Fuel Cell. The Catalyst Support and Catalyst together make up an Electrode.

d.	Electrode: Electrodes consist of a Catalyst and a Catalyst Support. In Fuel Cells, Electrodes are located on either side of a Membrane.

e.	Formulation: Formulation is a prescription of ingredients in fixed proportion; a recipe.

f.	Fuel Cell: A Fuel Cell is an electrochemical device that combines a fuel such as hydrogen, methanol, or others with an oxidant such as oxygen. The result is electricity, heat, and water.

g.	Hoku Membrane™: Hoku Membrane™ is defined as all Formulations of the Membranes developed by HOKU for use in an electrochemical device such as a Fuel Cell. The Hoku Membrane™ is typically used as a Proton Exchange Membrane in Fuel Cells.

h.	Joint Laboratory: The Joint Laboratory is the laboratory facility that will house the single cell and limited short stack testing associated with Phase I of this Agreement, as indicated in Exhibit A. The Joint Laboratory will be located at the HOKU facilities in Honolulu, Hawaii.

i.	Liquid Hoku Membrane™: Liquid Hoku Membrane™ is defined as all Formulations of the Liquid Membranes developed by HOKU for use in an electrochemical device such as a Fuel Cell. It is a type of Liquid Membrane or Membrane Paint.

Hoku Initials & Date /s/ DS Oct. 11, 2004	Sanyo Initials & Date /s/ YI Oct. 20 2004	1 of 17

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

j.	Liquid Membrane: Liquid Membrane (sometimes called Membrane Paint) is used to combine the Catalyst on the Electrode with the Membrane for use in Fuel Cells. This can be painted onto the surface of the Catalyst or the other components of a Fuel Cell as part of the MEA, and can serve to increase Fuel Cell performance.

k.	MEA: MEA stands for Membrane Electrode Assembly and represents a finished product that typically contains Electrodes adhered to both sides of a Membrane. An MEA may also incorporate Liquid Membrane or Membrane Paint.

l.	MEA Assembly Process: MEA Assembly Process pertains to the procedures, the Research and Development Equipment, and the methods entailed in the use of this equipment, that are required to build an MEA.

m.	Specific MEA Product: Specific MEA Product means the MEA that is jointly developed by the Parties pursuant to this Agreement incorporating a specific formulation of the Hoku Membrane™ and/or the Liquid Hoku Membrane™, and for which a patent naming employees of both Parties as the inventors shall be filed and subsequently issued in the USA or Japan.

n.	Membrane: Membranes in the context of Fuel Cells separate the system into two halves and help to initiate and maintain the electrochemical reaction which generates electricity.

o.	Membrane Paint: Membrane Paint has the same meaning as Liquid Membrane (see Liquid Membrane definition).

p.	Production Equipment: Production Equipment includes all equipment required for the fabrication of the Hoku Membrane™ in accordance with this Agreement, including but not limited to hot presses, injection molders, and mixers.

q.	Proton Exchange Membrane: A Proton Exchange Membrane is a Membrane utilized in a Proton Exchange Membrane Fuel Cell.

r.	Research and Development Supplies: Research and Development Supplies includes all materials and reagents required to support joint testing in accordance with this Agreement, including but not limited to electrode material, gases, and synthesis chemicals.

s.	Research and Development Equipment: Research and Development Equipment includes all equipment required to support joint testing in accordance with this Agreement including but not limited test stations, MEA assembly equipment, spectrometers, and other testing equipment.

t.	Single Cell: Single Cell is a Fuel Cell that utilizes a single MEA to generate power.

u.	Stack: A Stack is a Fuel Cell that contains two or more Single Cells connected in series. Fuel Cell Stacks are utilized to generate more power than a Single Cell can generate.

2.	Relationship.

a.	The Parties agree to work together to achieve the objectives stated below:

i.	Develop and optimize the Specific MEA Product incorporating the Hoku Membrane™ and/or the Liquid Hoku Membrane™.

b.	To do so, the Parties shall follow the work plan attached as Exhibit A.

c.	Joint development will commence at the Joint Laboratory located at the HOKU facilities in Honolulu, Hawaii. All work pertaining to Phase I of this Agreement shall be conducted in the Joint Laboratory at the HOKU facilities. No HOKU development activities other than the joint development efforts described in this Agreement shall be held in the Joint Laboratory. SANYO personnel will need to be accompanied by HOKU personnel to enter into any of the HOKU research and development facilities other than the Joint Laboratory. Joint development Phases II and III will be completed at the SANYO facilities in Gunma, Japan. The timing and location of all joint development efforts are described in Exhibit A.

Hoku Initials & Date /s/ DS Oct. 11, 2004	Sanyo Initials & Date /s/ YI Oct. 20 2004	2 of 17

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Notwithstanding anything to the contrary in the preceding sentences or in Exhibit A, all Phase III work that involves the measurement of MEA voltage loss over a period of [ * ] hours or less shall be performed in the Joint Laboratory, and all measurements of MEA lifetime over a period of [ * ] hours or less shall be performed at the SANYO facilities in Gunma, Japan.

3.	Responsibilities of the Parties.

a.	The Parties shall divide responsibility for all Agreement costs as defined by Exhibit B. Exhibit B describes any and all assignable costs associated with this Agreement. Costs not covered in Exhibit B cannot be charged to the other Party.

b.	Responsibility for the filing of technology patents shall be as follows:

i.	HOKU shall be responsible for filing any and all patents for technology owned exclusively by HOKU as defined in Exhibit C.

ii.	SANYO shall be responsible for filing any and all patents for technology owned exclusively by SANYO as defined in Exhibit C.

iii.	[ * ] shall be responsible for filing any and all patents for the Specific MEA Product jointly owned by the Parties in accordance with this Agreement.

iv.	Any patents filed by [ * ] for the Specific MEA Product jointly owned by the Parties that refers to the Hoku Membrane™ and/or the Liquid Hoku Membrane™, shall be specific to a particular Formulation of the Hoku Membrane™ and/or a particular Formulation of the Liquid Hoku Membrane™.

v.	[ * ] shall file patent applications for the Specific MEA Product owned jointly by the Parties within six months of the completion of the Phase III goals. [ * ] shall file, prosecute, and maintain these patent applications in any country where the Specific MEA Product will be sold. [ * ] shall pay for all legal expenses and other fees and expenses related to the filing, prosecution, maintenance and defense of such patents. [ * ] shall provide [ * ] a copy of (A) the documents to be submitted to the Patent Office before submission to the Patent Office, including the description of novelty of the invention and/or a comparison to the prior art and (B) all documents received from the Patent Office, for filing, prosecuting or maintaining such patent applications.

vi.	All patents for the Specific MEA Product owned jointly by the Parties, regardless of filing date or country, shall name both HOKU and SANYO as joint developers on the patents, except as described below in 12.a.

vii.	The patent filed for the Specific MEA Product shall not contain any claims of procedure. However, general examples of procedure may be described in embodiments of the patent.

viii.	HOKU may, in its sole discretion, file patent applications for any MEA Assembly Process developed jointly by the Parties, including the MEA Assembly Process used to manufacture the Specific MEA Product. If HOKU files a patent application for any MEA Assembly Process developed jointly by the Parties, including the MEA Assembly Process used to manufacture the Specific MEA Product, then such patent application shall name as the inventors the HOKU employees and the SANYO employees who directly contributed to the invention described in such patent application. If HOKU files a patent application for a jointly developed MEA Assembly Process pursuant to this Section 3.b.viii, then HOKU agrees to provide the SANYO employees who are named as inventors in such patent application with a copy of (A) the documents to be submitted to the Patent Office before submission to the Patent Office, including the description of novelty of the invention and/or a comparison to the prior art and (B) all documents received from the Patent Office, for filing, prosecuting or maintaining such patent applications.

Hoku Initials & Date /s/ DS Oct. 11, 2004	Sanyo Initials & Date /s/ YI Oct. 20 2004	3 of 17

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Notwithstanding that the inventors of such jointly developed patent may include employees of SANYO, if HOKU files a patent application for any MEA Assembly Process developed jointly by the Parties, including the MEA Assembly Process used to manufacture the Specific MEA Product, then HOKU shall be the sole and exclusive owner of such patent. In order to vest in HOKU the full rights of ownership pursuant to the foregoing sentence, SANYO hereby assigns any and all rights and ownership it may have in such patents by virtue of any claim to joint development or invention, and SANYO agrees to sign instruments of assignment and other documents that may be legally required to perfect HOKU’s sole ownership of such patents, and SANYO shall cause its employees who are named as inventors of such patents to sign instruments of assignment and other documents that may be legally required to transfer sole ownership of such patents to HOKU.

ix.	HOKU and SANYO shall each use its best efforts to file, prosecute, and maintain these patent applications.

c.	Responsibility for defending technology patents shall be as follows:

i.	HOKU shall be responsible for the legal fees and any other costs associated with maintaining and defending all patents associated with technology owned exclusively by HOKU.

ii.	SANYO shall be responsible for the legal fees and any other costs associated with maintaining and defending all patents associated with technology owned exclusively by SANYO, and for the Specific MEA Product jointly owned by the Parties.

d.	The Parties agree to notify each other immediately if they identify any potential or actual patent infringements.

4.	Rights.

a.	The Parties’ intellectual property rights associated with this Agreement are described in full at Exhibit C.

b.	SANYO and HOKU shall have the royalty free, exclusive and worldwide right and license to manufacture, market, and sell the Specific MEA Product jointly owned by the Parties in accordance with this Agreement; provided that such Specific MEA Product incorporates Hoku Membrane purchased from HOKU. SANYO shall not have the right to develop, reverse engineer, manufacture, market, or sell the Hoku Membrane™, Liquid Hoku Membrane™, or any other technology owned exclusively by HOKU, without written consent by HOKU.

c.	HOKU grants to SANYO the royalty free, non-transferable, non-exclusive and worldwide right and license to manufacture MEA using any MEA Assembly Process that is owned by HOKU and which was developed prior to February 28, 2005; provided, however, that this license is only applicable to the use of HOKU’s MEA Assembly Process to manufacture MEA that incorporates Hoku Membrane purchased from HOKU.

d.	SANYO and HOKU shall have the right to grant sublicenses with respect to production of the Specific MEA Product in accordance with this Agreement, including Specific MEA Product manufacturing, to subsidiary companies of which SANYO or HOKU, as the case may be, own or control greater than 50% of the voting securities; provided that, in the case of SANYO, such Specific MEA Product incorporates Hoku Membrane purchased from HOKU. SANYO also has the right to grant sublicenses with respect to the HOKU MEA Assembly Process license granted to SANYO in Section 4.c above to subsidiary companies of which SANYO owns or controls greater than 50% of the voting securities. SANYO shall disclose all

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[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

sublicenses to HOKU and work with HOKU to maintain the confidentiality of all Confidential Information. Sanyo shall be liable for any unauthorized disclosure of any HOKU confidential information to or by a company that SANYO sublicenses production to.

e.	HOKU maintains the exclusive right to develop, manufacture, market, distribute, and sell the Hoku Membrane™, the Liquid Hoku Membrane, and any and all technologies developed solely by HOKU, which may or may not be included in the Specific MEA Product jointly owned by the Parties in accordance with this Agreement.

f.	This Agreement does not preclude SANYO from working alone or with a third party to develop a different MEA from the Specific MEA Product jointly owned by the Parties in accordance with this Agreement (“SANYO MEA”), or from manufacturing, marketing, and selling SANYO MEA. The SANYO MEA must be based on technology owned exclusively by SANYO or by SANYO and a third party other than HOKU. The SANYO MEA may not be based on technology owned exclusively by HOKU.

g.	This Agreement does not preclude HOKU from working alone or with a third party to develop a different MEA from the Specific MEA Product jointly owned by the Parties in accordance with this Agreement (“HOKU MEA”), or from manufacturing, marketing, and selling HOKU MEA, including, without limitation, MEA that are produced in accordance with HOKU MEA Assembly Process. The HOKU MEA must be based on technology owned exclusively by HOKU or by HOKU and a third party other than SANYO. The HOKU MEA may not be based on technology owned exclusively by SANYO.

h.	The Parties agree to allow each other to use the other Party’s name for purposes of furthering their business and developing business partnerships with other companies or corporations. This includes, but is not limited to, press releases, media quotes and paid advertising. Each Party agrees to seek and receive from the other Party prior approval for any use of the other Party’s name.

5.	Compensation.

a.	In exchange for the rights acquired by SANYO and described in Section 4 above, SANYO agrees to the following:

i.	Cash payment of five hundred thousand US dollars ($500,000) to HOKU upon completion of the Phase III goal as detailed in Exhibit D. Cash Payment is defined as a development fee being paid to HOKU by SANYO.

ii.	The dates listed in Exhibit D are dates agreed upon by the Parties. Cash payments associated with a milestone are indicated as such in Exhibit D.

b.	[ * ].

6.	Equipment and Resources.

a.	[ * ] shall identify and purchase all reasonable Research and Development Equipment, except for the equipment identified in Section 6.b. below, to complete Phase I of this Agreement. Equipment described in this section will be housed at the Joint Laboratory in Honolulu, Hawaii.

b.	[ * ] shall provide all essential equipment pertaining to MEA assembly and test cells for use in Phase I of this Agreement, and pay any shipping costs required to relocate this equipment from the [ * ] to the Joint Laboratory in Honolulu, Hawaii.

Hoku Initials & Date /s/ DS Oct. 11, 2004	Sanyo Initials & Date /s/ YI Oct. 20 2004	5 of 17

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

c.	[ * ] shall identify and make available, or purchase, all reasonable Research and Development Equipment required to complete Phases II and III of this Agreement. This equipment will be housed at the [ * ].

d.	All equipment purchased by [ * ] in accordance with this Agreement and described above at 6.b. and 6.c. shall belong to [ * ] regardless of the outcome of this Agreement.

e.	All equipment purchased by [ * ] in accordance with this Agreement and described above at 6.a. shall belong to [ * ] regardless of the outcome of this Agreement.

7.	Confidential Information.

a.	The term “Confidential Information” shall include all confidential or proprietary information and data furnished by either Party to the other, whether in oral, written, graphic or machine-readable form, including but not limited to, product or sample product, designs, procedures, formulas, discoveries, inventions, improvements, concepts, and ideas, except such information and data as the parties agree in writing is not proprietary or confidential. Confidential Information should be marked as “Confidential” or “Proprietary” or such similar wording at the time of disclosure by the disclosing party (the “Disclosing Party”) or orally identified as such at the time of disclosure by the Disclosing Party to the other party (the “Receiving Party”).

b.	“Confidential Information” shall not include any information or data furnished by the Disclosing Party that (a) was in the public domain at the time it was communicated to the Receiving Party; (b) entered the public domain subsequent to the time it was communicated to the Receiving Party through no fault of the Receiving Party; (c) was in the Receiving Party’s possession free of any obligation of confidence at the time it was communicated to the Receiving Party; (d) was rightfully communicated to the Receiving Party free of any obligation of confidence subsequent to the time it was communicated by the Disclosing Party to the Receiving Party.

8.	Confidential Information Covenants.

a.	The Parties acknowledge and agree that from time to time in connection with their discussions, it will be given or have access to certain Confidential Information. All Confidential Information is and shall remain the exclusive property of the respective Party. The respective Party shall retain all rights, title and interest therein. The Parties shall hold in confidence and vigorously safeguard all such Confidential Information, using no less care than that employed to protect their own proprietary information and to prevent the unauthorized use or disclosure thereof.

b.	The Parties agree to take all action(s) necessary or appropriate to maintain the confidentiality of the Confidential Information. Each Party expressly agrees that such information shall not be disclosed to any of its officers, directors, partners, employees, consultants, or agents (“Personnel”), or any other third party or individuals, except on a need-to-know basis, without the prior written consent of a corporate officer of the Party that owns said Confidential Information. Each Party shall promptly advise the other in writing if it learns of any unauthorized use or disclosure of Confidential Information by their organization, any of their Personnel, or former Personnel.

c.	No other rights or obligations other than those expressly recited herein are to be implied by this Agreement with respect to Confidential Information, trademarks, service marks, patents, inventions, copyrights, trade secrets, and other information.

Hoku Initials & Date /s/ DS Oct. 11, 2004	Sanyo Initials & Date /s/ YI Oct. 20 2004	6 of 17

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

d.	The Parties acknowledge and agree that no license to any Confidential Information, or any patents, licenses, service marks or trademarks of the other Party is granted by this Agreement or by any disclosure of Confidential Information hereunder other than expressly stated in this Agreement.

e.	If at any time SANYO comes in contact with Confidential Information through its relationship with HOKU that may create a conflict of interest for SANYO, including, but not limited to, SANYO’s own Fuel Cell or related research or another relationship with an entity that may benefit from the Confidential Information from HOKU, then SANYO shall notify HOKU of the conflict at its earliest possible convenience, but no later than seven (7) days after first becoming aware of such a conflict.

f.	Each of the Parties agrees that it shall not copy or reproduce, distribute or disseminate in whole or in part, or reverse engineer or attempt to reverse engineer, any Confidential Information.

g.	In the event that a Party is required by lawful service of subpoena or court order to disclose Confidential Information, the Party shall notify the other as soon as practicable and in any event prior to any actual disclosure so that the respective Party may seek an appropriate protective order or other appropriate remedy. In the event that such protective order or other remedy is not obtained, the disclosing Party may only furnish that portion (and only that portion) of the Confidential Information, which, in the opinion of their counsel, the Party is legally compelled to disclose.

h.	The Parties covenant and agree that upon written request from a corporate officer of the other Party, it shall deliver, within a reasonable period of time not to exceed seven (7) days, to the custody of the person designated by the Party all originals and copies of Confidential Information and not retain any copies, summaries or other descriptions of such information.

9.	Employees. Due to the disparity in the relative sizes of the Parties, HOKU and SANYO agree not to hire as an employee or contractor, during the term of this agreement and for a three (3) year period after the expiration or termination of this Agreement, any individual that is employed by the other Party at any point during the term of this Agreement. Violation of this covenant without the written approval of the other Party shall result in the requisite and immediate payment of [ * ] paid by the hiring Party to the other Party. Payment is due within 30 days of the date of employee hire. Beyond 30 days, the hiring Party shall pay an additional interest amount calculated at an annual interest rate of [ * ]% of the total amount owed. This sum is agreed upon as liquidated damages and not as a penalty. The Parties hereto have computed, estimated, and agreed upon the sum as an attempt to make a reasonable forecast of probable actual loss because of the difficulty of estimating with exactness the damages which will result.

10.	Term. The term of this Agreement shall commence on the date referenced above (the “Effective Date”) and shall continue for five (5) consecutive years unless terminated by one of the Parties as provided in Section 11 below, or unless both parties mutually agree in writing to termination. This agreement shall automatically renew itself for one additional five (5) year term unless both Parties mutually agree in writing to an earlier termination.

11.	Termination and Breach.

a.	SANYO may terminate this Agreement under the following circumstances:

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[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

i.	Any material violation by HOKU of any covenant of this Agreement (other than the failure to meet a technical milestone described on Exhibit D), and failure by HOKU to cure such violation within thirty (30) days after written notice from SANYO.

b.	HOKU may terminate this Agreement under the following circumstances:

i.	Any failure by SANYO to fulfill its payment obligation according to the dates and amounts prescribed in Exhibit D.

ii.	Any material violation by SANYO of the other covenants of this Agreement, and failure by SANYO to cure such violation within thirty (30) days after written notice from HOKU.

12.	Termination Rights.

a.	If either Party terminates this Agreement for any of the reasons described above in 11.a. and 11.b, then the terminating Party will assume sole ownership of the Specific MEA Product jointly owned by the Parties.

b.	If the Parties terminate this Agreement with mutual consensus, HOKU and SANYO shall retain joint ownership and rights of the patents owned jointly by the Parties as of the date of termination.

c.	If either Party terminates this Agreement, regardless of cause or reason, SANYO shall retain ownership of all equipment, materials, supplies and reagents purchased by SANYO in accordance with this Agreement.

d.	If either Party terminates this Agreement, regardless of cause or reason, HOKU shall retain ownership of all equipment, materials, supplies and reagents purchased by HOKU in accordance with this Agreement.

e.	Termination of this Agreement shall not affect any Party’s obligations and rights hereunder with respect to Confidential Information disclosed prior to termination. The obligation and responsibility to maintain the confidentiality and covenants with respect to Confidential Information disclosed during the term of this Agreement shall continue indefinitely beyond the end of the Agreement unless agreed upon in writing by both Parties.

f.	Neither party shall be liable in damages or have the right to terminate this Agreement for any delay or default in performing hereunder if such delay or default is caused by conditions beyond its control including, but not limited to Acts of God, Government restrictions (including the denial or cancellation of any export or other necessary license), wars, insurrections and/or any other cause beyond the reasonable control of the party whose performance is affected.

13.	Injunctive Relief.

The Parties agree that the restrictions set forth herein are necessary and reasonable in order to protect the interests of each of the Parties and that any violations of the terms set forth herein shall cause irreparable injury to the non-breaching Party. The Parties further agree that money damages would not be a sufficient remedy for any breach of this Agreement. As a result, each Party hereby agrees that upon any breach of the covenants and agreements set forth herein, the non-breaching Party shall be entitled to specific performance and injunctive relief as remedies for any such breach without the necessity of posting a bond, given the disparate sizes of the Parties. Such remedies shall not be deemed to be the exclusive remedies for any breach of the Agreement but shall be in addition to all other remedies available at law or in equity to the non-breaching Party.

Hoku Initials & Date /s/ DS Oct. 11, 2004	Sanyo Initials & Date /s/ YI Oct. 20 2004	8 of 17

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

14.	Relationship of the Parties. Nothing contained in this Agreement shall be construed as constituting the relationship of the Parties to be one of agent/principal, employer/employee, or cause any Party to be liable for any of the debts or obligations of the other, nor shall any Party have the right or authority to act for, incur any liability or obligation of any kind, express, or implied, in the name of or on behalf of any other Party hereto. Either Party remains free to negotiate or enter into similar relationships with others. Each Party shall be responsible for its own expenses and costs related to this effort other than specified in Section 3 and neither Party is authorized to make any commitments or statements on behalf of the other.

15.	Severability. If any provision of this Agreement shall be held invalid by any court of competent jurisdiction, such provision shall be modified to the extent necessary to make it enforceable or, if necessary, shall be inoperative, and the remainder of this Agreement shall remain binding upon the Parties hereto.

16.	Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original, and all of which together shall constitute but one and the same instrument.

17.	No Third Party Beneficiaries. This Agreement confers no rights whatsoever upon any persons, other than the Parties hereto.

18.	Waiver. No failure on the part of any Party to exercise, and no delay in exercising, any right hereunder shall operate as waiver thereof, nor shall any single or partial exercise of any right hereunder by any Party preclude any other or further exercise of any other right and no waiver shall be valid unless in a signed writing, and then only to the extent specifically set forth in such writing. No waiver of any right hereunder shall operate as a waiver of any other or of the same or similar right on another occasion.

19.	Governing Law and Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Hawaii applicable to agreements made and to be performed in the State of Hawaii, without giving effect to conflicts of law principles. The Parties also consent to personal jurisdiction over them in the courts of the State of Hawaii. Service of process upon any Party shall be sufficient if made in accordance with the laws of the State of Hawaii or in accordance with the notice provision in this Agreement.

20.	Arbitration. The Parties agree that any dispute or claim arising out of this Agreement shall be subject to final and binding arbitration, pursuant to Chapter 658A, Hawaii Revised Statutes. The arbitration shall be conducted by one arbitrator who is a member of Dispute Prevention & Resolution “DPR”). The arbitration shall be held in Honolulu, Hawaii. The arbitrator shall have authority to determine the arbitrability of any claim and enter a final and binding judgment at the conclusion of any proceedings in respect of the arbitration. The arbitrator shall apply Hawaii substantive law in all respects.

21.	Notices. Notices required or appropriate to be given under the Agreement shall be given by hand delivery or facsimile or electronic mail transmission and by certified mail return receipt requested, to the address for each Party set forth below, or in such other manner as shall be agreed to in writing by the Parties.

Hoku Initials & Date /s/ DS Oct. 11, 2004	Sanyo Initials & Date /s/ YI Oct. 20 2004	9 of 17

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

For HOKU:	Dustin M. Shindo
Hoku Scientific, Inc.
2153 North King Street, Suite 306
Honolulu, Hawaii 96819-4559
United States of America
Phone: (808) 845-7800
Fax: (808) 845-7807

For SANYO:	Yasuhiko Itoh
Sanyo Electric Co., Ltd.
1-1-1, Sakata Oizumi-Machi
Ora-Gun, Gunma
370-0596 Japan
Phone: [ * ]
Fax: [ * ]

22.	Headings. The Section headings contained in this Agreement are not part of this Agreement, are for the convenience of reference only and shall not affect the meaning, construction or interpretation of this Agreement.

23.	Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of each of the Parties hereto and their respective successors and assigns.

24.	Assignment. Neither Party may assign or transfer, whether voluntarily, by operation of law, or otherwise, any rights or delegate any duties under this Agreement without the prior written consent of the other Party. Any purported transfer, assignment or delegation without such prior written consent will be null and void and of no force or effect. Notwithstanding the foregoing, both Parties shall have the right to assign this Agreement to any successor to substantially all of its business or assets to which this Agreement relates, whether by merger, sale of assets, sale of stock, reorganization or otherwise. Subject to the foregoing, this Agreement will bind and inure to the benefit of the Parties and their respective successors and permitted assigns.

25.	Amendment. This Agreement sets forth the entire understanding of the Parties regarding the agreed upon relationship. Any amendment to this Agreement must be in writing and signed by the Parties.

[Signature page immediately follows.]

Hoku Initials & Date /s/ DS Oct. 11, 2004	Sanyo Initials & Date /s/ YI Oct. 20 2004	10 of 17

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first set forth above.

SANYO ELECTRIC COMPANY, LTD.		HOKU SCIENTIFIC, INC.

By:	/s/ Yasuhiko Itoh	By:	/s/ Dustin M. Shindo
Name:	Yasuhiko Itoh	Name:	Dustin M. Shindo

Title:	General Manager	Title:	Chairman & CEO

Authorized Signatory		Authorized Signatory

Sanyo Electric Company, Ltd.		Hoku Scientific, Inc.
1-18-13, Hashiridani		2153 North King Street
Hirakata-City, Osaka		Suite 300
573-8534 Japan		Honolulu, Hawaii 96819-4559 U.S.A.

Hoku Initials & Date /s/ DS Oct. 11, 2004	Sanyo Initials & Date /s/ YI Oct. 20 2004	11 of 17

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit A: Agreement Work Plan

		Phase I			Phase II		Phase III
Development Items	Location	Q2 2003	Q3 2003	Q4 2003	Q1 2004	Q2 2004	Q3 2004	Q4 2004
[ * ]	Honolulu, Hawaii	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[ * ]	Honolulu, Hawaii	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[ * ]	Honolulu, Hawaii	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[ * ]	Honolulu, Hawaii	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[ * ]	Honolulu, Hawaii	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[ * ]	Gunma, Japan	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[ * ]	Gunma, Japan	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[ * ]	Gunma, Japan	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Hoku Initials & Date /s/ DS Oct. 11, 2004	Sanyo Initials & Date /s/ YI Oct. 20 2004	12 of 17

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit B: Responsibility for Agreement Costs

Cost Description	Payment Responsibility
I. Direct Costs
a. Salaries & Benefits
- SANYO personnel in Honolulu & in Gunma, Japan	[*]
- HOKU personnel in Honolulu & in Gunma, Japan	[*]
b. Research and Development Supplies
- Hoku Membrane™	[*]
- Liquid Hoku Membrane™	[*]
- All gases used in testing at HOKU facilities	[*]
- All gases used in testing at SANYO facilities	[*]
- All electrode components, including catalyst, gas diffusion layer, and other MEA electrode materials except for those listed above for HOKU	[*]
c. Patent Application Costs (including patent preparation, any and all legal fees, patent application filing fees, and all other patent-related costs)
- Technology owned exclusively by HOKU	[*]
- Technology owned exclusively by SANYO	[*]
- Specific MEA Product owned jointly by the Parties	[*]

d. Patent Defense Legal and Other Costs
- Technology owned exclusively by HOKU	[*]
- Technology owned exclusively by SANYO	[*]
- Specific MEA Product owned jointly by the Parties	[*]

II. Direct Overhead
a. Facilities Overhead in Honolulu, Hawaii including:
- Rent	[*]
- Utilities	[*]
- Insurance	[*]
- License, Permits, & Fees	[*]
- Telephone	[*]
- Office Supplies	[*]
- Equipment Repairs & Maintenance	[*]
- Other Overhead	[*]
b. Facilities Overhead in Gunma, Japan, including:
- Rent	[*]
- Utilities	[*]
- Insurance	[*]
- License, Permits, & Fees	[*]
- Telephone	[*]
- Office Supplies	[*]
- Equipment Repairs & Maintenance	[*]
- Other Overhead	[*]
c. Travel, Lodging, Meals & Entertainment
- SANYO employees in Honolulu, Hawaii	[*]
- HOKU employees in Gunma, Japan	[*]

Hoku Initials & Date /s/ DS Oct. 11, 2004	Sanyo Initials & Date /s/ YI Oct. 20 2004	13 of 17

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit B Continued: Responsibility for Agreement Costs

Cost Description	Payment Responsibility
III. Capital Expenditures
a. Research and Development and Production Equipment
- For all work associated with Agreement at HOKU facilities, not including MEA assembly equipment and tools.	[*]
- For work associated with Agreement at HOKU facilities, including only MEA assembly equipment and tools (including any all shipping costs from SANYO to HOKU).	[*]
- For all work associated with Agreement at SANYO facilities	[*]

b. Facility Build out Costs (build out or renovations specifically related to this Agreement), if any
- HOKU facility in Honolulu, Hawaii	[*]
- SANYO facility in Gunma, Japan	[*]
c. Computer Equipment for Employees
- HOKU employees	[*]
- SANYO employees	[*]
d. Furniture and Fixtures
- HOKU facility in Honolulu, Hawaii	[*]
- SANYO facility in Gunma, Japan	[*]

Hoku Initials & Date /s/ DS Oct. 11, 2004	Sanyo Initials & Date /s/ YI Oct. 20 2004	14 of 17

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit C: Intellectual Property & Ownership Rights

for Agreement

1.	HOKU has the exclusive ownership and rights to:

a.	The Hoku Membrane™, including but not limited to any and all Formulations of the Hoku Membrane™, improvements and/or new permutations, manufacturing, manufacturing processes, marketing, promotion, and general use, regardless of the date of development or the source of development.

b.	The Liquid Hoku Membrane™, including but not limited to any and all Formulations of the Liquid Hoku Membrane™, improvements and/or new permutations, manufacturing, manufacturing processes, marketing, promotion, and general use, regardless of the date of development or the source of development.

c.	Any and all procedures used to apply the Liquid Hoku Membrane™ or any other Membrane Paint to the Hoku Membrane™ or any other Membrane, Electrodes, any other MEA-related component or combination of components, or any other technology, solely developed by HOKU or a HOKU business partner other than SANYO.

d.	Any MEA Assembly Process developed by HOKU or jointly by HOKU and SANYO, including any MEA Assembly Process used to make or manufacture the Specific MEA Product and any improvements and/or new permutations to any such MEA Assembly Process.

e.	Any and all other technology developed by HOKU prior to the effective date of the Original Agreement, and following the expiration or termination of this Agreement.

2.	SANYO has the exclusive ownership and rights to:

a.	Any and all existing MEA Assembly Processes developed by SANYO prior to this Agreement, that do not incorporate the technologies or processes owned exclusively by HOKU that are listed above at 1.

b.	Any and all existing Electrode, Catalyst, Catalyst Binding, and Catalyst Support materials and processes solely developed by SANYO.

c.	Any and all existing Single Cell or Stack technology, or any other technology, solely developed by SANYO. This includes all Fuel Cell and Stack parts and assembly procedures.

d.	Any Electrode technology jointly developed by the Parties in accordance with this Agreement, including any improvements and/or new permutations to the Electrode developed jointly by the Parties in accordance with this Agreement or after the termination of this Agreement.

e.	Any and all other technology developed by SANYO prior to the effective date of the Original Agreement, and following the expiration or termination of this Agreement.

Hoku Initials & Date /s/ DS Oct. 11, 2004	Sanyo Initials & Date /s/ YI Oct. 20 2004	15 of 17

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

3.	HOKU and SANYO shall have joint ownership and rights to:

a.	The Specific MEA Product (as defined in Section 1.m of the Agreement).

Hoku Initials & Date /s/ DS Oct. 11, 2004	Sanyo Initials & Date /s/ YI Oct. 20 2004	16 of 17

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit D: Payment Timing and Milestones

for Agreement

Agreement Phases	Date	Cash Payment	Equity Investment	Milestone/Note
Phase 0	April 1, 2003 April 1, 2003	US $1,000,000	US $1,000,000	— —

Phase 1	Dec 31, 2003 April 1, 2004	— US $ 500,000		[ * ] Payment tied to Dec 31, 2003 milestone

Phase 2	June 30, 2004 July 1, 2004	— US $ 500,000		[ * ] Payment tied to June 30, 2004 milestone

Phase 3	February 28, 2005 April 1, 2005	— US $ 500,000		[ * ] Payment tied to Feb. 28, 2005 milestone

Hoku Initials & Date /s/ DS Oct. 11, 2004	Sanyo Initials & Date /s/ YI Oct. 20 2004	17 of 17